EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Form 10-KSB/A (No.1) of Calypte Biomedical Corporation (the "Company") for the year ended December 31, 2004 (the "Report"), J. Richard George, President and Chief Executive Officer of the Company, and Richard Brounstein, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   to my  knowledge,  the Report  fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ J. Richard George
------------------------
J. Richard George
President and Chief Executive Officer
April 7, 2005

/s/ Richard D. Brounstein
---------------------------
Richard D. Brounstein
Executive Vice President and Chief Financial Officer
April 7, 2005


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calypte Biomedical Corporation and will be retained by Calypte Biomedical and furnished to the Securities and Exchange Commission or its staff upon request.